UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2022
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 6, 2022, Hyzon Motors Inc. (the “Company”) issued a press release and investor presentation announcing its financial results for the first quarter ended March 31, 2022 and furnished a copy thereof pursuant to a Current Report on Form 8-K (the “Original 8-K”) as Exhibit 99.1 and Exhibit 99.2, respectively. This Current Report on Form 8-K/A (“Amendment”) is being filed as an amendment to the Original 8-K to correct a clerical error in the calculation of Comprehensive loss attributable to noncontrolling interest, to correct a clerical error in the calculation of Interest income (expense), net line item of EBITDA and to update the calculation of income tax expense to reflect $526,000 attributable to the unrealized gain of the equity investment in Raven SR, LLC. This Amendment amends, restates and supersedes the Original 8-K in its entirety.

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2022, the Company issued a corrected press release announcing the financial results for the Company for the first quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On May 12, 2022, the Company issued a corrected presentation on the Company's financial results for the first quarter ended March 31, 2022. The presentation has been made available on the Company's website at https://investors.hyzonmotors.com/ and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including the Exhibit 99.2 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 6, 2022, issued by the Company (corrected).
99.2	Investor Presentation (corrected)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: May 12, 2022	By:	/s/ Samuel Chong
	Name:	Samuel Chong
	Title:	Chief Financial Officer